                                                                    EXHIBIT 23.2

                              ACCOUNTANTS' CONSENT

The Board of Directors
Albany Molecular Research, Inc.:

We consent to the use of our report included herein and the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG Peat Marwick LLP

Albany, New York

August 14, 1998